UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2000


                         LUCAS EDUCATIONAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                         0-24374                62-1690722
----------------------------     ------------------     ---------------------

(State or other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                Number)                Identification No.)


               17950 Preston Road, Suite 912, Dallas, Texas 75252
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 972.267.7250

Item 5.           Other Events

On July 29, 2000 the stockholders of the company approved an Amendment to the Certificate of Incorporation to decrease the number of authorized shares of common stock from Twenty Million (20,000,000) to Five Million (5,000,000), and to recapitalize the common stock to effect a one-for-four reverse split of the common stock of the company.

Further, the stockholders approved that, after giving effect to the reverse split, the authorized number of shares of common stock will be restored to Twenty Million (20,000,000).

The company announced the shareholder's action, the effective date of August 1, 2000 and a new trading symbol LCSE (OTCBB:LCSE) and CUSIP (549332 20 3) on July 31, 2000. A copy of the Press Release has been included as an exhibit to this report.


Item 7.           Exhibit

         (b)      Exhibit

         Exhibit 22.1 - Press Release of company dated July 31, 2000

                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LUCAS EDUCATIONAL SYSTEMS, INC.




                                             By:  /s/ Steven R. Crowell
                                                  ---------------------------
                                                      Steven R. Crowell
                                                      Chief Financial Officer



Dated:  August 8, 2000

                                INDEX TO EXHIBIT

Exhibit
Number                             Exhibit                                 Page

22.1                      Press Release dated July 31, 2000                 4